SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                            FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         September 6, 2000
                         -----------------
                           Date of Report
                  (Date of Earliest Event Reported)

                       MILLER PETROLEUM, INC.
                       ----------------------
       (Exact Name of Registrant as Specified in its Charter)

   TENNESSEE             33-2249-FW            62-1028629
   ---------             ----------            ----------
(State or other      (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)


                        3651 Baker Highway
                   Huntsville, Tennessee  37756
                   ----------------------------
           (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                         (423) 663-9457

                               N/A
 (Former Name or Former Address if changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

          Pursuant to a Purchase and Sale Agreement (the "RAMI Resources Agreement") between Miller Petroleum, Inc. ("Miller" or the "Company") and NAMI Resources Company, LLC, a Kentucky limited liability company ("NAMI Resources"), dated August 31, 2000, and closed on September 6, 2000, Miller sold its interest in certain oil and gas wells, leases, inventory and related equipment situated in Kentucky to NAMI Resources. The purchase price was $2,000,000, and this sum was paid to Miller on closing.

          The primary reason for the sale was that the assets sold were located approximately two to three hours from the present principal operations of Miller in East Tennessee. As a result, the Board of Directors believed that the cost, expense and manpower involved in managing these assets at this distance was too high for efficient management, and interfered with the principal focus of the Company in East Tennessee.

          RAMI Resources had previously purchased gas and oil from the Company that was produced from oil and gas wells comprising a portion of these assets. RAMI Resources had no other material relationship with Miller, and the RAMI Resources Agreement was negotiated at "arms length."

          Miller has utilized approximately $1,780,000 of this sum to pay a note owed by it to BankOne, with the remaining amount to be allocated to working capital.

          Copies of the RAMI Resources Agreement and related exhibits that describe the assets sold and other instruments are attached hereto and incorporated herein by reference. See Item 7.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a) Financial Statements of Businesses Acquired.

         None; not applicable.

(b) Pro-forma Financial Information.

         None; not applicable.

(c) Exhibits.*

Description of Exhibit                        Exhibit
                                               Number

Purchase and Sale Agreement                     10.1
          Exhibit A-Definitions
         Exhibit B-Leases
          Exhibit C-Interest in Leases
          Exhibit D-Wells
          Exhibit E-Compressors
          Exhibit F-Assigned Contracts
          Exhibit G-Allocation of Purchase Price
          Exhibit H-Form of Assignment

Certificate of Executive Officer of Miller
Petroleum                                        10.2

Certificate of Executive Officer of Nami
Resources, LLC                                   10.3

Certificate of Incumbency-Nami Resources, LLC    10.4

Certificate of Incumbency-Miller Petroleum       10.5

           * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MILLER PETROLEUM, INC.


Date: 09/21/00           By:/s/ Lawrence LaRue
      --------           ---------------------
                           Lawrence LaRue
                           Sec/Treas. and Director